SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                  CURRENT REPORTPURSUANT TO SECTION 13 OR 15(d)
                     OF THESECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 22, 2004
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                            QUAKER CITY BANCORP, INC.
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               (Exact name of registrant as specified in charter)



          Delaware                      0-22528                   95-444421
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(State or other jurisdiction    (Commission file number)       (IRS employer
    of incorporation)                                       identification no.)

                7021 Greenleaf Avenue, Whittier, California 90602
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               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (562) 907-2200
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                                 Not applicable
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          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure*

         The following information and the exhibit relating thereto are furnished pursuant to Item 9 of this Current Report on Form 8-K. On January 27, 2004, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fiscal quarter ended December 31, 2003 and the declaration on January 22, 2004 by it's board of directors of a cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.


Item 12. Results of Operations and Financial Condition*

         The following information and the exhibit relating thereto are furnished pursuant to Item 12 of this Current Report on Form 8-K. On January 27, 2004, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fiscal quarter ended December 31, 2003 and the declaration on January 22, 2004 by it's board of directors of a cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.


* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QUAKER CITY BANCORP, INC.

Date: January 27, 2004               By:    /s/ Frederic R. (Rick) McGill
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                                            Name:  Frederic R. (Rick) McGill
                                            Title:  President and Chief
                                                    Executive Officer



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EXHIBIT INDEX
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   Exhibit No.    Description
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99.1          Press Release of Quaker City Bancorp, Inc. dated January 27, 2004






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